SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

OTTER CREEK LONG/SHORT OPPORTUNITY FUND

A Series of Professionally Managed Portfolios
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-681-5261

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment.  Otter Creek Management, Inc. (“Otter Creek Management” or the “Advisor”) has served as the investment advisor to the Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), since its inception.  Otter Creek Management has created a new investment advisor, Otter Creek Advisors, LLC (“Otter Creek Advisors”), to manage the Otter Creek Long/Short Opportunity Fund.  The new entity relates to a change in the ownership of the firm but in no way changes the individuals that are actually managing the Fund or the way in which the Fund is managed.  Other than a change in ownership of the Advisor, all other aspects of management of the Fund will remain the same.

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which prohibits acting as an investment advisor to a mutual fund without a written investment advisory agreement that the mutual fund’s shareholders have approved.  The 1940 Act also requires that an investment advisory agreement terminate automatically if it is assigned.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Otter Creek Advisors.  The new investment advisory agreement will replace the current investment advisory agreement between the Trust, on behalf of the Fund, and Otter Creek Management and will not result in any change in the fees charged to the Fund or in the Fund’s investment strategies or in the way the Fund is managed.  This package contains information about the proposal to approve the new investment advisory agreement.

The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before February 27, 2015.  I appreciate your participation and prompt response in this matter.

Sincerely,

/s/ Gordon T. Williams	/s/ Michael J. Winter
Gordon T. Williams	Michael J. Winter

/s/ Roger K. Long	/s/ Tyler Walling
Roger K. Long, President	Tyler Walling

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve the new investment advisory agreement between the Trust, on behalf of the Fund, and Otter Creek Advisors, LLC (“Otter Creek Advisors”) to enable Otter Creek Advisors to as act as the new investment advisor for the Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 17-18, 2014, the Board approved Otter Creek Advisors as the investment advisor to the Fund under a new investment advisory agreement (the “New Investment Advisory Agreement”).

What am I being asked to vote on?

You are being asked to vote to approve the New Investment Advisory Agreement between Otter Creek Advisors and the Trust on behalf of the Fund.

Otter Creek Management, Inc. (“Otter Creek Management” or the “Advisor”) has created a new investment advisor, Otter Creek Advisors, LLC (“Otter Creek Advisors”), to manage the Otter Creek Long/Short Opportunity Fund.  The only change surrounding the newly created entity, Otter Creek Advisors, involves its ownership.  Currently, Otter Creek Management is owned 98% by Roger Keith Long and 2% by Lori Fischer.  The newly created entity, Otter Creek Advisors, is owned 40% by Roger Keith Long, 20% by Tyler Walling, 20% by Michael Winter and 20% by Gordon Williams.  Other than this change in ownership of the Advisor, all other aspects of management of the Fund remain the same.

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which prohibits acting as an investment adviser to a mutual fund without a written investment advisory agreement that the mutual fund’s shareholders have approved.  The 1940 Act also requires that an investment advisory agreement terminate automatically if it is assigned.  The Board approved the New Investment Advisory Agreement with Otter Creek Advisors on behalf of the Fund during the Board meeting held on November 17-18, 2014, subject to shareholder approval.

Accordingly, the Fund needs shareholders to approve the New Investment Advisory Agreement to allow Otter Creek Advisors to act as the Fund’s new investment advisor.  If Fund shareholders do not approve a New Investment Advisory Agreement with Otter Creek Advisors as the investment advisor for the Fund, the Board will have to consider other alternatives for the Fund, including retaining Otter Creek Management as the investment advisor going forward.

How will my approval of the proposal affect the management and operation of the Fund?

The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement with Otter Creek Advisors.  The same management team will continue to manage the Fund’s portfolio.

How will my approval of the proposal affect the expenses of the Fund?

The proposed approval of the New Investment Advisory Agreement with Otter Creek Advisors will not result in an increase of the investment advisory fee paid by the Fund to Otter Creek Advisors or in the Fund’s total expenses.

Q&A	1

What are the primary reasons for the selection of Otter Creek Advisors as the investment advisor of the Fund?

The Board weighed a number of factors in reaching its decision to allow Otter Creek Advisors to act as the new investment advisor for the Fund, including the resources of Otter Creek Advisors and the fact that the Fund’s current portfolio managers would continue to provide the day-to-day management of the Fund.  The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase and that all costs incurred by the Fund as a result of this change would be borne by Otter Creek Management, not the Fund’s shareholders.  In addition, Otter Creek Advisors has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed the Fund’s current expense limitation similar to the current investment advisor.  The agreement by Otter Creek Advisors to waive advisory fees and/or reimburse expenses of the Fund will continue under a separate Operating Expenses Limitation Agreement until at least February 27, 2016.  Other expected benefits include providing continuity in the portfolio management of the Fund, including retaining the current personnel, and maintaining the current relationships with third-party vendors.

Has the Board approved the proposal?

Yes.  The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is Broadridge Financial Solutions?

Broadridge Financial Solutions is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Otter Creek Management.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on January 2, 2015 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Q&A	2

What vote is required to approve the proposal?

Approval of the New Investment Advisory Agreement with Otter Creek Advisors requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting www.proxyvote.com and following the on-line instructions.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	3

OTTER CREEK LONG/SHORT OPPORTUNITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-681-5261

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professional Managed Portfolios (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741, on Friday, February 27, 2015, at 9:00 a.m., Pacific time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Otter Creek Advisors, LLC and the Trust on behalf of the Fund.

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on January 2, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Elaine E. Richards
Elaine E. Richards, President & Secretary
January 30, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

OTTER CREEK LONG/SHORT OPPORTUNITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-681-5261

TO BE HELD ON FEBRUARY 27, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust) and its series,  Otter Creek Long/Short Equity Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on Friday, February 27, 2015 at 9:00 a.m., Pacific time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.

Shareholders of record at the close of business on the record date, established as January 2, 2015 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about January 30, 2015.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL.	To approve an Investment Advisory Agreement between Otter Creek Advisors, LLC and the Trust on behalf of the Fund.

Shareholders of the Fund are being asked to approve a New Investment Advisory Agreement between Otter Creek Advisors, LLC (“Otter Creek Advisors”) and the Trust on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on February 27, 2015:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.  To obtain directions to attend the Special Meeting, please call 1-855-681-5261.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-855-681-5261 or visit the Fund’s website at www.ottercreekfunds.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

Otter Creek Management, Inc. (“Otter Creek Management” or the “Advisor”) has served as the investment advisor to the Fund since its inception.  Otter Creek Management has created a new investment advisor, Otter Creek Advisors, LLC (“Otter Creek Advisors”), to manage the Otter Creek Long/Short Opportunity Fund.  The only difference between the newly created entity, Otter Creek Advisors, and the current Advisor, Otter Creek Management, is the equity ownership of the firm.  Currently, Otter Creek Management is owned 98% by Roger Keith Long and 2% by Lori Fischer.  The newly created entity, Otter Creek Advisors, is owned 40% by Roger Keith Long, 20% by Tyler Walling, 20% by Michael Winter and 20% by Gordon Williams.  Other than a change in the firm’s ownership, all other aspects of management remain the same.

Proxy Statement	1

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which prohibits acting as an investment adviser to a mutual fund without a written investment advisory agreement that the mutual fund’s shareholders have approved.  The 1940 Act also requires that an investment advisory agreement terminate automatically if it is assigned.

At a meeting of the Board held on November 17-18, 2014, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act, approved the New Investment Advisory Agreement with Otter Creek Advisors on behalf of the Fund, subject to shareholder approval.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of Otter Creek Management’s investment advisory agreement except for the commencement date of the agreement.

Accordingly, the Fund needs shareholders to approve the New Investment Advisory Agreement to allow Otter Creek Advisors to act as the Fund’s new investment advisor.  If Fund shareholders do not approve a New Investment Advisory Agreement with Otter Creek Advisors as the investment advisor for the Fund, the Board will have to consider other alternatives for the Fund, including retaining Otter Creek Management as the investment advisor going forward.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the prior investment advisory agreement dated December 30, 2013 (the “Prior Investment Advisory Agreement”) and are identical with respect to services to be provided by Otter Creek Advisors compared to those it previously provided by Otter Creek Management.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on December 30, 2013, and was effective upon the Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

If shareholders approve the New Investment Advisory Agreement, it will take effect on or about February 27, 2015.  If shareholders do not approve the New Investment Advisory Agreement with respect to the Fund, Otter Creek Advisors will not be permitted to serve as the Fund’s investment advisor and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Investment Advisory Agreement again or retaining Otter Creek Management as the investment advisor to the Fund.

Compensation Paid to Otter Creek Management

Under the Prior Investment Advisory Agreement, Otter Creek Management is entitled to receive a monthly advisory fee computed at an annual rate of 1.50% of the Fund’s average daily net assets in return for the services provided by Otter Creek Management as investment advisor to the Fund.  The fee structure under the New Investment Advisory Agreement with Otter Creek Advisors will be identical to the fee structure under the Prior Investment Advisory Agreement with Otter Creek Management.  For the fiscal year ended October 31, 2014, the Fund paid Otter Creek Management investment advisory fees in the amounts shown below.

Proxy Statement	2

In connection with the Prior Investment Advisory Agreement, Otter Creek Management contractually agreed to an operating expense limitation that limited the Fund’s total annual operating expenses to 1.70% and 1.95% of the Institutional Class and Investor Class Shares, respectively, of the Fund’s average annual net assets (the “Expense Caps”).  Pursuant to this commitment, in the event the Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual expense limitation, Otter Creek Management would waive its fees or reimburse the Fund for its expenses to the extent necessary to maintain such Expense Caps.  Otter Creek Advisors has agreed to continue limiting the Fund’s expenses under a separate Operating Expenses Limitation Agreement indefinitely, but at least until February 27, 2016.

Under the Operating Expenses Limitation Agreement with Otter Creek Management, the Advisor is permitted to be reimbursed, in certain circumstances, for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.  The Operating Expenses Limitation Agreement with Otter Creek Advisors maintains the same terms, permitting Otter Creek Advisors the ability to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years with Board approval.  Additionally, Otter Creek Advisors may request recoupment for any management fees waived or expenses paid by Otter Creek Management.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

Management Fees Paid to Otter Creek Management for the Fiscal Year Ended October 31, 2014

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
October 31, 2014	$371,246	($151,695)	$219,551

Information about Otter Creek Advisors, LLC

Otter Creek Advisors is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  Otter Creek Advisors’ principal office is located at 222 Lakeview Avenue, Suite 1100, West Palm Beach, Florida 33401.  Otter Creek Advisors is a newly formed investment adviser and has not previously managed a registered investment company.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Otter Creek Advisors, each of whom is located at Otter Creek Advisors’ principal office location.

Name	Position/Principal Occupation
Roger Keith Long	Manager
Tyler Walling	Manager
Michael Winter	Manager
Gordon Williams	Principal
Joseph O’Neill	Chief Compliance Officer

Proxy Statement	3

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of Otter Creek Advisors as of December 31, 2014, each of whom is located at Otter Creek Advisors’ principal office location.

Name	% of Voting Securities Held
Roger Keith Long	40.00%
Tyler Walling	20.00%
Michael Winter	20.00%
Gordon Williams	20.00%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Otter Creek Advisors under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Otter Creek Management and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.  The New Investment Advisory Agreement states that, subject to the supervision and direction of the Board, Otter Creek Advisors will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by Otter Creek Advisors under the investment advisory agreement required to be prepared and maintained by Otter Creek Advisors or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  The Prior Investment Advisory Agreement contained identical terms with respect to Otter Creek Management.

Brokerage.  The New Investment Advisory Agreement provides that Otter Creek Advisors shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that Otter Creek Advisors shall not direct orders to an affiliated person of Otter Creek Advisors without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, Otter Creek Advisors may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  The Prior Investment Advisory Agreement contained identical terms with respect to Otter Creek Management.

Proxy Statement	4

Payment of Expenses.  Under the New Investment Advisory Agreement, Otter Creek Advisors is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Otter Creek Advisors, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to Otter Creek Advisors under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.  The Prior Investment Advisory Agreement contained identical terms with respect to Otter Creek Management.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  The New Investment Advisory Agreement provides that it may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by Otter Creek Advisors at any time, without the payment of a penalty, upon 60 days’ prior written notice.  The Prior Investment Advisory Agreement contained identical terms with respect to Otter Creek Management.

Limitation on Liability and Indemnification.  The New Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Otter Creek Advisors by the agreement, Otter Creek Advisors will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.  The Prior Investment Advisory Agreement contained identical terms with respect to Otter Creek Management.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met in person at a meeting held on November 17-18, 2014.  The Board discussed the materials they had received from Otter Creek Management at the meeting and over the past year and noted that because the newly formed company, Otter Creek Advisors, was an affiliate of Otter Creek Management, much of the information they had received was relevant.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the nature, extent and quality of services to be provided to the Fund by Otter Creek Advisors; (2) the performance of the Fund; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that Otter Creek Advisors is continuing to manage the Fund with the same portfolio managers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that Otter Creek Advisors has agreed to maintain the Fund’s current expense limitation; and (6) other factors deemed relevant.

Proxy Statement	5

Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services to be Provided to the Fund. The Trustees considered the nature, extent and quality of services to be provided by Otter Creek Advisors to the Fund and the amount of time to be devoted to the Fund’s affairs by Otter Creek Advisors’ staff.  The Trustees considered Otter Creek Advisors’ specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies to be implemented by Otter Creek Advisors, as well as the qualifications, experience and responsibilities of Roger Keith Long, Michael J. Winter and Tyler C. Walling, the Fund’s portfolio managers, and other key personnel at Otter Creek Advisors that would be involved in the day-to-day activities of the Fund.  The Trustees discussed information provided in the past by Otter Creek Management regarding the structure of the compliance program.  The Trustees discussed the information they receive from Otter Creek Management on a quarterly basis with respect to the Fund and noted that because the same personnel would be managing the Fund as part of Otter Creek Advisors, they anticipated the same marketing activity, goals and commitment to the growth of Fund assets.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of Otter Creek Advisors.  The Trustees concluded that Otter Creek Advisors, as an affiliate of Otter Creek Management, had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as Otter Creek Advisors’ compliance policies and procedures, were satisfactory and reliable.

Costs of Service to be provided and Profits to be Realized by Otter Creek Advisors.  The Trustees considered the cost of services and the structure of Otter Creek Advisors’ fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees discussed the data they had previously received relating to the cost structure of the Fund relative to a peer group of funds, as compiled by Morningstar, Inc., as well as the fee waivers and expense reimbursements by Otter Creek Advisors.

The Trustees noted that the Fund’s contractual management fee of 1.50% was high in comparison with the peer group median.  The Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.70% and 1.95% for the Institutional Class and Investor Class Shares, respectively, were within the range of total expense ratios of the Fund’s peer group.

The Trustees concluded that the Fund’s expenses and advisory fees which would be payable to Otter Creek Advisors were fair and reasonable in light of the comparative performance and expense management fee information.

Extent of Economies of Scale as the Fund Grows.  The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Board noted that Otter Creek Advisors has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, as it had yet to commence operations.

Proxy Statement	6

The Trustees discussed the likely overall profitability of Otter Creek Advisors from managing the Fund.  In assessing possible profitability, the Trustees reviewed the Advisor’s financial information and took into account both the likely direct and indirect benefits to Otter Creek Advisors from advising the Fund, including soft dollars and 12b-1 distribution fees for Investor Class shares of the Fund.  The Trustees concluded that Otter Creek Advisors’ profit from managing the Fund would likely not be excessive and, after review of relevant financial information, Otter Creek Advisors would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Benefits to be Derived from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by Otter Creek Advisors from its association with the Fund.  The Trustees concluded that the benefits Otter Creek Advisors may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with Otter Creek Advisors, including the advisory fees, was fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to engage Otter Creek Advisors as the investment advisor for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Proxy Statement	7

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Otter Creek Advisors

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Otter Creek Advisors or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, each class of the Fund’s shares had the following outstanding:

Investor Shares	Institutional Shares
1,114,469.489	7,542,774.822

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Otter Creek Advisors, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Proxy Statement	8

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, the following shareholder is known by the Fund to be a control person or principal shareholder of the Fund:

Investor Class:
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	881,633.439	79.06%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	151,362.042	13.57%	Record

Institutional Class:
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	3,246,696.397	42.97%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	2,959,173.572	39.16%	Record
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482	1,069,678.845	14.16%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about January 30, 2015.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, Broadridge Financial Solutions may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Elaine E. Richards, President and Secretary, Professionally Managed Portfolios, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Proxy Statement	9

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on January 2, 2015 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of January 2, 2015.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Broadridge Financial Solutions, Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Otter Creek Management.

Proxy Statement	10

Service Providers

The Fund’s investment advisor is Otter Creek Management, Inc., located at 222 Lakeview Avenue, Suite 1100, West Palm Beach, Florida 33401.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
		Independent Trustees of the Trust
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Director, PNC Fund, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.

Proxy Statement	11

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Fund since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	1	Interested Trustee, Direxion Funds.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	1	Independent Trustee, The Managers Fund; Trustee, Managers AMG Fund, Aston Fund; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable.	Not Applicable.
Eric C. VanAndel (born 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since April 2013.	Vice President, U.S. Bancorp Fund Services, LLC, since April 2005.	Not Applicable.	Not Applicable.

Proxy Statement	12

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Fund.  The Fund does not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-855-681-5261or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	13

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

With

Otter Creek Advisors, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ___th  day of ________, 2015, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the  series listed on Schedule A, which may be amended from time to time (each a “Fund”), and Otter Creek Advisors, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to each Fund and shall supervise investments of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund’s and the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Exhibit A	1	Investment Advisory Agreement

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for each Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or each Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of any Fund.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients (including, without limitation, any one or more of the other Funds) for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Exhibit A	2	Investment Advisory Agreement

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or any Fund in any way, or in any way be deemed an agent for the Trust or for any Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to each Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including (without limitation) any of the other Funds or any affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of each Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of a Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Exhibit A	3	Investment Advisory Agreement

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor by a Fund under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of any Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

Exhibit A	4	Investment Advisory Agreement

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of a Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from any Fund or pledge or use any Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to any Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.  Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL. (a)  The Advisor agrees to supply such information to each Fund’s administrator and to permit such compliance inspections by each Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)           The Trust agrees to provide the Advisor such information about the Trust and each Fund as is necessary and appropriate for the Advisor to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Trust Agreement and Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c)           The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

Exhibit A	5	Investment Advisory Agreement

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, or (iii) other information, in each case only if supplied by the Advisor for inclusion therein.

(b) Except as otherwise provided herein, the Advisor shall be liable to each Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or any Fund or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by any Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, any Fund or any shareholder of any Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to any Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for each Fund or any other series of the Trust.

Exhibit A	6	Investment Advisory Agreement

14. TERM.

(a) This Agreement shall become effective upon receiving approval from the majority of the outstanding securities of the Fund and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b)  For so long as this Agreement remains effective, the Trust and each Fund shall have a non-transferable, non-exclusive license to use the names “Otter Creek Advisors, LLC”, “Otter Creek Fund”, “Otter Creek Long/Short Opportunity Fund”, and “www.ottercreekfunds.com” (collectively, the “Advisor Names”) solely in connection with the Trust and each Fund.  The Trust and each Fund acknowledge that the Advisor Names and any derivatives or combinations thereof are the sole and exclusive property of the Advisor (or the Advisor’s related entities), and the Trust and each Fund agree that they will not contest ownership or validity of the Advisor Names. The Trust and each Fund will use the Advisor Names according to the Advisor’s trademark standards. The Advisor makes no representations or warranties in respect of the relative superiority of its rights in the Advisor Names to the rights of any third party in the Advisor Names. Notwithstanding anything herein to the contrary, the Advisor shall have no liability to the Trust or the Funds for or in respect of any claim by any third party that the Trust or any Fund’s use of the Advisor names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Advisor Names and any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of any Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to such Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of such Fund’s affairs and, at the request of the Board of Trustees, transfer, at such Fund’s expense, any and all books and records of each Fund maintained by the Advisor on behalf of such Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Exhibit A	7	Investment Advisory Agreement

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to any Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the series listed on Schedule A	OTTER CREEK ADVISORS, LLC

By: __________________________________	By: __________________________________
Name: Elaine R. Richards	Name: Gordon Williams
Title: President	Title: Principal

Exhibit A	8	Investment Advisory Agreement

SCHEDULE A
to
INVESTMENT ADVISORY AGREEMENT
With
Otter Creek Advisors, LLC

Series of Professionally Managed Portfolios	Annual Fee Rate

Otter Creek Long Short Opportunity Fund	1.50% of average daily net assets

Exhibit A	9	Investment Advisory Agreement

Otter Creek
MANAGEMENT

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80624-S27360

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The Board of Trustees unanimously recommends you vote FOR the following proposal:

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date